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May 4, 2001

Keith O'Connell
Securities & Exchange Commission
Division of Investment Management
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  T. Rowe Price Prime Reserve Fund, Inc.
     File Nos.: 002-54926/811-2603
     T. Rowe Price New Income Fund, Inc.
     File Nos.: 002-48848/811-2396
     T. Rowe Price Equity Income Fund
     File Nos.: 033-00070/811-4400
     T. Rowe Price International Stock Fund
     File Nos.: 002-65539/811-2958

Dear Mr. O'Connell:

In accordance with the provisions of Rule 497(e) of the Securities Act of 1933, we are hereby filing the above-captioned Funds' Prospectus and Statement of Additional Information dated May 1, 2001, which will be used for the offer and sale of Fund shares. The Prospectus and Statement of Additional Information combines information from four different Registration Statements for marketing purposes.

If you have any questions about this filing, please call me at 410-345-6601.

Sincerely,
/s/Forrest R. Foss
Forrest R. Foss